SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported) December 28, 2004
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                    Puradyn Filter Technologies Incorporated
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             (Exact name of registrant as specified in its chapter)


                           Delaware 0-29192 14-1708544
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     (State or other jurisdiction      (Commission         (I.R.S.Employer
           of incorporation)           File Number)       Identification No.)

      2017 High Ridge Road, Boynton Beach, Florida              33426
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    (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (561) 547-9499
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement

            (1) On December 28, 2004, the Board of Directors of Puradyn Filter Technologies Incorporated ("the Company"), approved a resolution to extend the life of a director's warrant to purchase 100,000 shares of common stock that was issued in December 1999 and was fully vested.

            (2) The warrant has been extended from December 2004 to December 2005. The fair value of the modified warrant was estimated at the date of grant using a Black-Scholes option pricing model and the difference in the fair value of the old award and the new award was estimated to be $21,000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 4, 2005      PURADYN FILTER TECHNOLOGIES INCORPORATED

                                By /s/ Richard C. Ford
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                                  Richard C. Ford
                                  Chief Executive Officer

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